Payments, by Category - USD ($) $ in Thousands		Taxes	Royalties	Fees	Prod. Entitlements	Bonuses	Comm. Social Resp.	Total Payments
Total	[1]	$ 1	$ 0	$ 0	$ 0	$ 0	$ 0	$ 2

[1]
All payments are reported in U.S. dollars. Payments made in the United Kingdom were made in British pound sterling. These payments have been converted to U.S. dollars using the exchange rate existing at the time the payment was made.